                              JHAVERI VALUE FUND

                       SUPPLEMENT DATED APRIL 18, 1997


                Effective April 1, 1997, American Data Services, Inc. is no longer the transfer agent, dividend paying agent or shareholder service agent for the Jhaveri Value Fund. The new agent for these services is:

                       Maxus Information Systems, Inc.
                        2860l Chagrin Blvd., Suite 500
                            Cleveland, Ohio 44122

Requests to redeem shares of the Fund should be mailed to Maxus Information Systems, Inc. CALL 216-356-1565 FOR ALL OTHER SHAREHOLDER REQUESTS AND INQUIRIES. The telephone numbers listed in the Fund's Prospectus are no longer available.

        This Supplement amends and should be read in conjunction with the Fund's Prospectus dated May 1, 1995, and the Supplement and Statement of Additional Information dated August 10, 1996.

                        SUPPLEMENT DATED AUGUST 10, 1996
                         TO PROSPECTUS DATED MAY 1, 1995

                               JHAVERI VALUE FUND

         The following condensed supplementary financial information for the period ended March 31, 1996, is derived from the audited financial statements of the Trust and has been audited by McCurdy & Associates CPA's, Inc., the independent public accountants for the Trust. The financial statements of the Trust and related auditor's report are included in the Statement of Additional Information. Additional performance information is included in the Trust's annual report dated March 31, 1996, and is available upon request without charge.

                              FINANCIAL HIGHLIGHTS
                  For a share outstanding throughout the period from May 1, 1995 (Commencement of Operations)
                             through March 31, 1996


Net asset value - beginning of period                                $  12.00

INCOME FROM INVESTMENT OPERATIONS

Net investment income                                                     .00
Net gain on investments both realized and unrealized                      .79
                                                                     --------
Total from investment operations                                        12.79

LESS DISTRIBUTIONS

Dividends from net investment income                                      .04
Dividends from capital gains                                              .37

                                                                     --------
Net asset value - end of period                                      $  12.38
                                                                     ========

Total Return**                                                           7.45%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in 000's)                                    9,124
Ratio of expenses to average net assets **                               2.50%
Ratio of net investment income to average net assets**                   (.02)%
Portfolio turnover rate                                                 45.23%


**Annualized


         The information about the Trust's executive officers found in the section entitled "Trustees and Officers" on Page 10 of the Prospectus is revised as follows:

         *Ramesh C. Jhaveri      Chairman of the Board, Chief Executive Officer,
                                 Treasurer and Trustee

         *Saumil R. Jhaveri      President, Secretary and Trustee

         The following should be read in conjunction with the section entitled "General Information" on page 13 of the Prospectus.

         As of July 17, 1996, the Triad-Erisa Partnership, Ramesh C. Jhaveri and Nalini R. Jhaveri, M.D. may be deemed to control the Fund as a result of their respective beneficial ownership of the shares of the Fund.

                               JHAVERI VALUE FUND

PROSPECTUS                                                          MAY 1, 1995

                                 P.O. Box 16188
                              Cleveland, Ohio 44116

                  For questions about investing in the Fund or
              For Information, Shareholder Services and Requests:
                     (216) 331-0703 (in the Cleveland area)
                   (800) 977-8778 (outside the Cleveland area)

         Jhaveri Value Fund is a mutual fund whose investment objective is to provide long term capital appreciation. The Fund seeks to achieve its objective by investing primarily in a broad range of common stocks believed by its Adviser, Investments Technology, Inc., to have above average prospects for appreciation, based on a proprietary investment model developed by the Adviser.

         The Fund is "no-load," which means there are no sales charges or commissions. In addition, there are no 12b-1 fees, distribution expenses or deferred sales charges which are borne by the shareholders. The Fund is a series of The Jhaveri Trust, an open-end management investment company.

         Shares of the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank, and are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency, entity, or person. The purchase of Fund shares involves investment risks, including the possible loss of principal.

         This Prospectus sets forth the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated August 10, 1996, which is incorporated herein by reference and can be obtained without charge by calling the Fund at one of the phone numbers listed above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            SUMMARY OF FUND EXPENSES

         The tables below are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund. The expense information is based on estimated amounts for the current fiscal year. The expenses are expressed as a percentage of average net assets. The Example should not be considered a representation of future Fund performance or expenses, both of which may vary.

         Shareholders should be aware that the Fund is a no-load fund and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Fund. In addition, the Fund does not have a 12b-1 Plan. Unlike most other mutual funds, the Fund does not pay directly for transfer agency, pricing, custodial, auditing or legal services, nor does it pay directly any general administrative or other operating expenses. The Adviser pays all of the expenses of the Fund except brokerage, taxes, interest and extraordinary expenses.

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases......................................................................................  NONE
Sales Load Imposed on Reinvested Dividends...........................................................................  NONE
Deferred Sales Load..................................................................................................  NONE
Redemption Fees......................................................................................................  NONE
Exchange Fees........................................................................................................  NONE

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)(1)

Management Fees...................................................................................................... 2.50%
12b-1 Charges........................................................................................................  NONE
Total Fund Operating Expenses........................................................................................ 2.50%

(1) The Fund's total operating expenses are equal to the management fee paid to the Adviser because the Adviser pays all of the Fund's operating expenses.

Example
-------

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                  1 YEAR                 3 YEARS             5 YEARS             10 YEARS
                                  ------                 -------             -------             --------
                                    $25                     $78                $133                $284

                                    THE FUND

         Jhaveri Value Fund (the "Fund") was organized as a series of The Jhaveri Trust (the "Trust") on January 18, 1995, and commenced operations on May 1, 1995. The investment adviser to the Fund is Investments Technology, Inc. (the "Adviser").

                       INVESTMENT OBJECTIVE AND STRATEGIES

         The investment objective of the Fund is to provide long term capital appreciation. The Fund seeks to achieve this objective by investing primarily in a broad range of common stocks which the Adviser believes have above average prospects for appreciation, based on a proprietary investment model developed by the Adviser. However, the Fund will also invest in dividend paying stocks, and it is expected that the Fund will generate a combination of current income and long term capital appreciation.

         The Fund is intended for investors with a long term wealthbuilding horizon. The Adviser seeks to limit investment risk by diversifying the Fund's investments across a broad range of industries and companies. While the Fund ordinarily will invest in common stocks of U.S. companies, it may invest in foreign companies through the purchase of American Depository Receipts.

         The Adviser's investment model applies historical, fundamental and technical analyses to a data base of more than 1,400 companies to determine optimum buy and sell ranges for the common stock of each of the companies in the data base. The Adviser uses its investment model to screen the companies in the data base, then selects stocks to provide industry and company diversification.





         The Adviser generally intends to stay fully invested (subject to liquidity requirements and defensive purposes) in common stock regardless of the movement of stock prices. The Fund normally will invest primarily in common stocks of established companies whose securities, in the opinion of the Adviser, enjoy a fair degree of marketability. Most equity securities in the Fund's portfolio are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ over-the-counter market.

         For temporary defensive purposes under abnormal market or economic conditions, the Fund may hold all or a portion of its assets in money market instruments (high quality fixed income securities with maturities of less than one year), securities of money market funds or repurchase agreements fully collateralized by U.S. government obligations. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. If the Fund acquires securities of money market funds, the shareholders of the Fund will be subject to duplicative management fees.

         As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. In addition, you should be aware that the

Adviser has no prior experience in managing investment companies and that the Fund has no operating history. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. See "Investment Policies and Techniques and Risk Considerations" for a more detailed discussion of the Fund's investment practices.

                            HOW TO INVEST IN THE FUND

         Subject to a minimum initial investment of $10,000 ($2,000 for retirement accounts) and minimum subsequent investments of $1,000, you may invest any amount you choose, as often as you want, in the Fund.

INITIAL PURCHASE

         BY MAIL - You may purchase shares of the Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to Jhaveri Value Fund, and sent to the P.O. Box listed below. If you prefer overnight delivery, use the overnight address listed below.

     U.S. mail: Jhaveri Value Fund          Overnight: Jhaveri Value Fund
                P.O. Box 640994                        c/o Star Bank, N.A.
                Cincinnati, Ohio 45264-0994            Mutual Fund Custody Dept.
                                                       425 Walnut St. M.L. 6118
                                                       Cincinnati, Ohio 45202

Your purchase of shares of the Fund will be effected at the next share price calculated after receipt of your investment.

         BY WIRE - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call American Data Services, Inc., the Fund's Transfer Agent, at 516-385-9580 to set up your account and obtain an account number. You should be prepared to provide the information on the application to the Transfer Agent. Then, you should provide your bank with the following information for purposes of wiring your investment:

                   Star Bank, N.A. Cinti/Trust
                   ABA #0420-0001-3
                   Attn:  Jhaveri Value Fund
                   D.D.A. # 48360-9483
                   Account Name _________________ (write in shareholder name) For the Account # ______________ (write in account number)

         You are required to mail a signed application to the Custodian at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

ADDITIONAL INVESTMENTS

         You may purchase additional shares of the Fund at any time (minimum of $1,000) by mail or wire. Each additional mail purchase request must contain your name, the name of your account(s), your account number(s), and the name of the Fund. Checks should be made payable to Jhaveri Value Fund and should be sent to the Custodian's address. A bank wire should be sent as outlined above.

TAX SHELTERED RETIREMENT PLANS

         Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Transfer Agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable. Custodial fees for an IRA will be paid by the shareholder by redemption of sufficient shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian. You can obtain information about the IRA custodial fees from American Data Services, Inc., the Transfer Agent.

OTHER PURCHASE INFORMATION

         You may exchange securities that you own for shares of the Fund, provided the securities meet the Fund's investment criteria and the Adviser deems them to be a desirable investment for the Fund. Any exchange will be a taxable event and you may incur certain transaction costs relating to the exchange. Contact the Fund for additional information.

         Dividends begin to accrue after you become a shareholder. The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                              HOW TO REDEEM SHARES

         You may redeem any part of your account in the Fund at no charge by mail. All redemptions will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Your request should be addressed to:

                            Jhaveri Value Fund
                            c/o American Data Services, Inc.
                            24 W. Carver Street
                            Huntington, New York  11743

         "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions, the Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or American Data Services, Inc., a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

         ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the Fund at (216) 331-0703 (in the Cleveland area) or
(800) 977-8778 (outside the Cleveland area). Redemptions specifying a certain date or share price cannot be accepted and will be returned. We will mail you the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payment dates.

         Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $5,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                             SHARE PRICE CALCULATION

         The value of an individual share in the Fund (the net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate.

         Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

         Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                           DIVIDENDS AND DISTRIBUTIONS

         The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis, and intends to distribute its net long term capital gains at least once a year and its net short term capital gains at least once a year.

         Income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time.

                                      TAXES

         The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

         For federal income tax purposes, dividends paid by the Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986 (the "Tax Reform Act"), all distributions of net capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder.

         The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes and the tax effect of distributions and withdrawals from the Fund.

         Unless a shareholder of the Fund furnishes his or her certified taxpayer identification number (social security number for individuals) and certifies that he is not subject to backup withholding, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the dividends, distributions and redemption proceeds payable to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund will make a corresponding charge against the account.

                              TRUSTEES AND OFFICERS

         The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

                  Name                                                 Position
                  ----                                                 --------
         *Ramesh C. Jhaveri                                   President, Treasurer and Trustee
         *Saumil R. Jhaveri                                   Secretary and Trustee
         Mukul M. Mehta                                       Trustee
         James F. Mueller                                     Trustee
         David R. Zavagno                                     Trustee

         The principal occupations of the executive officers and Trustees of the Trust during the past five years are set forth below:

         Ramesh C. Jhaveri, P.O. Box 16188, Cleveland, Ohio 44116, is the president of Investments Technology, Inc., an investment counseling firm which he founded in 1983. He is licensed at Financial America Securities, Inc., an NASD broker-dealer, as an account executive, options principal and general securities principal.

         Saumil R. Jhaveri, P.O. Box 16188, Cleveland, Ohio 44116, is the vice president of Investments Technology, Inc., where he has been working full time since 1991. He received his Bachelor of Science degree in Finance from Ohio State University in 1991. He is the son of Ramesh C. Jhaveri.

         Mukul M. Mehta, 11000 Cedar Avenue, Cleveland, Ohio 44106, is the founder and president of Quality Sciences, Inc., a consulting and software development firm assisting chemical industry clientele including Fortune 500 companies. Prior to May, 1992, he was an employee of BF Goodrich Company, where he managed a consulting group using computer applications for solving technical and business problems.

         James F. Mueller, P.O. Box 280, Amherst, Ohio 44001, is advertising director for Ed Mullinax Ford, a car dealer, and is a television sportscaster for the Cleveland Browns.

         David R. Zavagno, 30325 Bainbridge Road, Solon, Ohio 44139, is the founder and president of Universal Medical Systems, Inc., a company specializing in diagnostic imaging equipment design, sales and installation.

                              OPERATION OF THE FUND

         The Fund is a diversified series of The Jhaveri Trust, an open-end management investment company organized as an Ohio business trust on January 18, 1995. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services. It retains Investments Technology, Inc., P.O. Box 16188, Cleveland, Ohio 44116 (the "Adviser") to manage the Trust's investments and its business affairs. The Adviser is an Ohio-based company of which Ramesh C. Jhaveri is the controlling shareholder. Mr. Jhaveri and Saumil R. Jhaveri are primarily responsible for the day-to-day management of the portfolio of the Fund. Ramesh C. Jhaveri is the President, Chief Financial Officer, Treasurer and a Trustee of the Trust, and the President, Treasurer, and a Director of the Adviser. Saumil R. Jhaveri is the Secretary of the Trust and the Vice President, Secretary, and a Director of the Adviser. Both are responsible for the development and refinement of the Adviser's proprietary investment model, which they use in the management of investments for individuals, corporations, pension plans, trusts, retirement plans and charitable and endowment accounts.

         The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 2.50% of its average daily net assets. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest and extraordinary expenses. The rate of the advisory fees paid by most investment companies to their investment advisers is lower than the rate of the advisory fees paid by the Fund. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses except those specified above are paid by the Adviser.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. Financial America Securities, Inc., a registered broker-dealer of which Mr. Jhaveri is an account executive, receives brokerage commissions from the Fund. The Adviser (not the Fund) may pay fees to certain fund consultants based on investments made and maintained by investors such consultants have referred to the Fund. The Trust retains American Data Services, Inc. to serve as transfer agent, dividend paying agent and shareholder service agent.

           INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS

         This section contains general information about various types of securities and investment techniques.

EQUITY SECURITIES

         The Fund may invest in common stocks and closed-end investment companies which invest primarily in common stocks. The Fund may hold warrants and rights issued in conjunction with common stock, but in general will sell any such warrants or rights as soon as practicable after they are received. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

         Equity securities include common stocks of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate. The Fund will not acquire any direct ownership of real estate.

         The Fund may invest in foreign equity securities through the purchase of American Depository Receipts. American Depository Receipts are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

         Equity securities are subject to price fluctuations depending on a variety of factors, including market, business and economic conditions. Investment in common stocks can involve special risks. In seeking long term capital appreciation, the Fund may often purchase common stock of small and medium size companies which may fluctuate in price more than common stocks of larger, more mature companies, such as many of those included in the Dow Jones Industrial Average. Therefore, an investor should expect that the share price of the Fund will often be more volatile, in both "up" and "down" markets, than most of the popular stock averages.

INVESTMENT TECHNIQUES

                  The Fund may borrow money in an amount not exceeding 5% of the Fund's net assets at the time the borrowing is made. The Fund may invest up to 5% of its net assets in repurchase agreements fully collateralized by U.S. Government obligations. The Fund also is permitted to invest in money market funds to maintain liquidity or pending selection of investments in accordance with its policies.

                               GENERAL INFORMATION

         FUNDAMENTAL POLICIES. The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund.

         PORTFOLIO TURNOVER. The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund will, however, sell any portfolio security (without regard to the length of time it has been held) when the Adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such action. It is anticipated that the Fund will have a portfolio turnover rate of less than 100%.

         SHAREHOLDER RIGHTS. Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. Prior to the offering made by this Prospectus, Ramesh C. Jhaveri purchased for investment all of the outstanding shares of the Fund and as a result may be deemed to control the Fund.

                             PERFORMANCE INFORMATION

         The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

         The Fund may also periodically advertise its total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" for the Fund refers to the percentage change in the value of an account between the beginning and end of the stated period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

          The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index or the Dow Jones Industrial Average.

         The advertised performance data of the Fund is based on historical performance and is not intended to indicate future performance. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. The principal value of an investment in the Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.

INVESTMENT ADVISER
Investments Technology, Inc.
P.O. Box 16188
Cleveland, Ohio  44116

CUSTODIAN (ALL INITIAL AND SUBSEQUENT PURCHASES)
Star Bank, N.A.
P.O. Box 640994
Cincinnati, Ohio  45264-0994

TRANSFER AGENT (ALL REDEMPTION REQUESTS)
American Data Services, Inc.
24 West Carver Street
Huntington, New York  11743

AUDITORS
McCurdy & Associates CPA's, Inc.
27955 Clemens Road
Westlake, Ohio 44145

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.

                                TABLE OF CONTENTS

                                                                                                                       PAGE
         SUMMARY OF FUND EXPENSES.......................................................................................  2

                  Shareholder Transaction Expenses......................................................................  2
                  Annual Fund Operating Expenses........................................................................  2

         THE FUND.......................................................................................................  3

         INVESTMENT OBJECTIVE AND STRATEGIES............................................................................  3

         HOW TO INVEST IN THE FUND......................................................................................  5

                  Initial Purchase......................................................................................  5
                  By Mail...............................................................................................  5
                  By Wire...............................................................................................  5
                  Additional Investments................................................................................  5
                  Tax Sheltered Retirement Plans........................................................................  6
                  Other Purchase Information............................................................................  6

         HOW TO REDEEM SHARES...........................................................................................  6

                  Additional Information................................................................................  7

         SHARE PRICE CALCULATION........................................................................................  7

         DIVIDENDS AND DISTRIBUTIONS....................................................................................  8

         TAXES..........................................................................................................  8

         TRUSTEES AND OFFICERS..........................................................................................  9

         OPERATION OF THE FUND.......................................................................................... 10

         INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS..................................................... 10

                  Equity Securities..................................................................................... 11
                  Investment Techniques................................................................................. 11

         GENERAL INFORMATION............................................................................................ 11

                  Fundamental Policies.................................................................................. 11
                  Portfolio Turnover.................................................................................... 12
                  Shareholder Rights.................................................................................... 12

         PERFORMANCE INFORMATION........................................................................................ 12